UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 16, 2014

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2014, Codorus Valley Bancorp, Inc. (the “Corporation”) issued shares of restricted stock and/or stock options to each of the directors and certain officers of the Corporation. The awards were approved by the Board of Directors of the Corporation following a recommendation of the Compensation Committee, and were granted pursuant to the Corporation’s 2007 Long-Term Incentive Plan (the “Plan”).

Awards to the Corporation’s named executive officers are set forth in the table below:

Executive Officer	Shares of Restricted Stock	Qualified Options	Non-Qualified Options
Larry J. Miller President & CEO	3,000	—	—
Michael F. Allen EVP & COO	1,000	3,500	—

The exercise price of the stock options was established in accordance with the terms of the Plan, and the options vest on December 16, 2015 and expire on December 16, 2024. The shares of restricted stock shall vest as to one half of the shares on December 16, 2016, and the remainder on December 16, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc. (Registrant)

Date: December 18, 2014	/s/ Larry J. Miller
Larry J. Miller President and Chief Executive Officer (Principal Executive Officer)

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